                                  EXHIBIT 23.2
                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 20, 1998, with respect to the financial statements of International Information Technology IIT, C.A., included in Amendment No. 6 to the registration statement (Form S-1, No. 333-70717) and related Prospectus of USINTERNETWORKING, Inc. dated March 18, 1999.


                                        /s/ Bassan & Associados S.C.


Caracas, Venezuela
March 18, 1999